Third Quarter Report to Stockholders September 30, 2005

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

     The net asset value of the Blue Chip Value Fund increased 2.6% during the third quarter, which was slightly behind the 3.6% increase of the S&P 500. Year to date through September, the Fund’s appreciation of 2.7% is in line with the S&P 500—up 2.8%.

     Our best performance has come from stocks in the transportation, energy and healthcare sectors. In transportation, the Norfolk & Southern Corporation had a very good quarter as it appears to us that investors responded to the company’s increased railroad volume, good cost controls and increased cash flows. XTO Energy, a Fort Worth-based exploration and development company, was the standout among the Fund’s energy holdings. In healthcare, Amgen was the Fund’s best performing stock in the third quarter because of better-than-expected earnings and apparent increased confidence that the company will have several new products on the market in the next five years.

     Consumer cyclical stocks struggled during the quarter as it appears that higher energy prices and rising rates led to further concerns about the durability of consumer spending. While we continue to like the strong free cash flow prospects of retailer TJ Maxx, stock performance during the quarter was weak. Within technology, internet and communications, the market reacted negatively during the quarter to software enabler VeriSign, amid concerns regarding changes in German ringtone ad restrictions and increased customer churn in the UK. We believe that these developments will have a relatively minor effect on the longer-term valuation of VeriSign. As potential catalysts unfold, we will be closely monitoring this position.

     During the quarter we sold Dow Jones, PacifiCare HealthSystems and Medco Health Solutions. Dow Jones publishes the Wall Street Journal. When the economy turned up in 2003, earnings at Dow Jones began to recover from depressed levels. Although this trend continued in 2004, it did not continue in 2005 as we expected. We believe Dow Jones is doing many smart things to adjust its business model to the digital world of today, but it’s not yet able to offset the lower revenue growth in its newspaper business. PacifiCare was purchased by UnitedHealth Group at a very nice profit. Medco Health provides pharmacy benefit-management services, and its stock hit our price target.

     At the end of September, we added American International Group and IBM to the portfolio. We believe that AIG is one of the premier insurance companies in the world. In our view, its stock price has underperformed the general market for the past five years because it has had corporate governance and accounting problems. Our research indicates these problems should be behind the company, and we believe the stock will perform better over the next few years. Early in 2005, IBM’s stock dropped from the $90’s into the $70’s because the company indicated growth would be slower. In our opinion, the mainframe computer business is getting better, and there are improved efficiencies in IBM’s service business. We believe the stock will perform well from these levels.

     As the investment adviser to Blue Chip Value Fund, we strive to provide you with a diversified portfolio of stocks in well-established businesses where our research indicates there is a high possibility of stock appreciation. The Fund also maintains a managed distribution policy which pays out 2.5% of the net asset value per quarter—approximately 10% per year. We remind you that these payouts are not based on the Fund’s income or yield. We believe these payouts provide our stockholders with a predictable cash flow. For 2005, management believes it is likely that a significant portion of the payout will be a non-taxable return of capital.

Sincerely,

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

Sector Diversification in Comparison to S&P 500 as of September 30, 2005*
	Fund	S&P 500
Basic Materials	0.0%	2.7%
Capital Goods	7.5%	8.8%
Commercial Services	5.2%	2.4%
Communications	2.3%	5.0%
Consumer Cyclical	15.0%	11.7%
Consumer Staples	5.5%	8.8%
Energy	12.5%	10.1%
Financials	18.8%	19.2%
Medical/Healthcare	17.1%	12.9%
REITs	0.0%	0.7%
Technology	12.4%	12.1%
Transportation	2.4%	1.7%
Utilities	0.0%	3.9%
Short-Term Investments	1.5%	—
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of September 30, 2005
						Since
Return	YTD	1-Year	3-Year	5-Year	10-Year	Inception
Blue Chip
Value Fund –
NAV	2.67%	17.02%	17.26%	2.61%	9.10%	8.44%
Blue Chip
Value Fund –
Market Price	4.35%	18.65%	22.47%	5.98%	12.57%	9.33%
S&P 500
Index	2.77%	12.26%	16.72%	(1.49%)	9.49%	10.63%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

NEWS RELEASE

Date: Monday, October 3, 2005

BLUE CHIP VALUE FUND DECLARES THIRD QUARTER DISTRIBUTION

     DENVER, CO. (October 3, 2005) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable October 28, 2005, to stockholders of record October 14, 2005, and will have an ex-dividend date of October 12, 2005. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses.

     Of the total distribution, approximately $0.0028 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits”, the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted cost basis. The final determination of the source of the undesignated distributions can be made only at year-end. Stockholders will receive written notification regarding the components and tax treatment of all distributions for the calendar year in early 2006.

     As of September 30, 2005, the Fund’s N.A.V. was $5.65 and the stock closed at $6.66, a premium of 17.8761%.

SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS

September 30, 2005 (Unaudited)

			Market
	Shares	Cost	Value
COMMON STOCKS – 108.94%
CAPITAL GOODS – 8.32%
Aerospace & Defense – 4.58%
General Dynamics Corp.	34,000	$3,519,455	$4,064,700
Raytheon Co.	80,700	3,048,165	3,068,214
		6,567,620	7,132,914
Electrical Equipment – 1.38%
General Electric Co.	63,800	2,285,020	2,148,146
Industrial Products – 2.36%
Parker Hannifin Corp.	57,100	4,080,142	3,672,101
TOTAL CAPITAL GOODS		12,932,782	12,953,161

COMMERCIAL SERVICES– 5.72%
IT Services – 3.52%
Computer
Sciences Corp.*†	115,900	5,586,979	5,483,229
Transaction Processing – 2.20%
First Data Corp.	85,600	3,429,205	3,424,000
TOTAL COMMERCIAL SERVICES		9,016,184	8,907,229

COMMUNICATIONS – 2.56%
Telecomm Equipment & Solutions – 2.56%
Nokia Corp.†	235,600	3,695,378	3,983,996
TOTAL COMMUNICATIONS		3,695,378	3,983,996

CONSUMER CYCLICAL – 16.57%
Clothing & Accessories – 2.82%
TJX Companies Inc.†	214,600	5,028,330	4,395,008
General Merchandise – 3.90%
Target Corp.†	117,000	5,874,868	6,075,810
Hotels & Gaming – 2.77%
Starwood Hotels &
Resorts Worldwide Inc.	75,300	3,620,624	4,304,901
Other Consumer Services – 1.10%
Cendant Corp.	82,600	1,794,543	1,704,864
Publishing & Media – 4.11%
Viacom Inc. - Class B	73,100	3,395,252	2,413,031
Walt Disney Co.†	165,100	4,163,934	3,983,863
		7,559,186	6,396,894
Restaurants – 1.87%
Darden Restaurants Inc.	95,700	2,411,276	2,906,409
TOTAL CONSUMER
CYCLICAL		26,288,827	25,783,886

			Market
	Shares	Cost	Value
CONSUMER STAPLES – 6.04%
Food & Agricultural Products – 3.83%
Bunge Ltd.	53,100	$2,308,893	$2,794,122
Kraft Foods Inc.	103,500	3,368,223	3,166,065
		5,677,116	5,960,187
Home Products – 2.21%
Colgate Palmolive Co.	65,100	3,664,481	3,436,629
TOTAL CONSUMER STAPLES		9,341,597	9,396,816

ENERGY – 13.80%
Exploration & Production – 6.59%
Occidental
Petroleum Corp.	62,100	3,532,615	5,305,203
XTO Energy Inc.	109,100	3,461,430	4,944,412
		6,994,045	10,249,615
Integrated Oils – 4.61%
Marathon Oil Corp.†	63,600	2,574,274	4,383,948
Suncor Energy Inc.	46,200	1,587,360	2,796,486
		4,161,634	7,180,434
Oil Services – 2.60%
Transocean Inc.*	65,900	2,313,538	4,040,329
TOTAL ENERGY		13,469,217	21,470,378

FINANCIALS – 20.74%
Integrated Financial Services – 3.70%
Citigroup Inc.†	126,500	5,687,653	5,758,280
Property Casualty Insurance – 1.09%
American
International Group	27,400	1,688,793	1,697,704
Regional Banks – 4.11%
US Bancorp	74,100	2,125,950	2,080,728
Bank of America Corp.	54,900	2,562,138	2,311,290
Wachovia Corp.	41,900	2,035,935	1,994,021
		6,724,023	6,386,039
Securities & Asset Management – 6.98%
Goldman Sachs Group Inc.	16,500	1,602,510	2,006,070
Merrill Lynch &
Company Inc.†	85,700	4,799,860	5,257,695
Morgan Stanley & Co.	66,800	3,560,580	3,603,192
		9,962,950	10,866,957
Specialty Finance – 2.96%
Countrywide
Financial Corp.	91,900	3,199,067	3,030,862
Freddie Mac†	27,800	1,812,084	1,569,588
		5,011,151	4,600,450
Thrifts – 1.90%
Washington Mutual Inc.†	75,500	2,999,670	2,961,110
TOTAL FINANCIALS		32,074,240	32,270,540

			Market
	Shares	Cost	Value
MEDICAL - HEALTHCARE – 18.87%
Medical Technology – 2.00%
Medtronic Inc.	58,100	$2,935,738	$3,115,322

Pharmaceuticals – 16.87%
Abbott Laboratories†	131,000	5,545,540	5,554,400
Amgen Inc.*†	61,000	3,514,229	4,859,870
Barr Pharmaceuticals Inc.*	66,100	3,145,948	3,630,212
Pfizer Inc.†	173,460	5,168,119	4,331,296
Teva Pharmaceutical
Industries Ltd.	235,700	6,717,348	7,877,094
		24,091,184	26,252,872
TOTAL MEDICAL - HEALTHCARE		27,026,922	29,368,194

TECHNOLOGY – 13.69%
Computer Software – 8.78%
International Business
Machines Corp.	46,100	3,686,467	3,698,142
Microsoft Corp.†	273,400	8,047,855	7,034,582
Verisign Inc.*	136,600	3,438,364	2,919,142
		15,172,686	13,651,866
Semiconductors – 4.91%
Altera Corp.*†	66,900	1,491,596	1,278,459
Intel Corp.	158,500	4,249,519	3,907,025
Maxim Integrated
Products Inc.	57,600	2,214,780	2,456,640
		7,955,895	7,642,124
TOTAL TECHNOLOGY		23,128,581	21,293,990

TRANSPORTATION – 2.63%
Railroads – 2.63%
Norfolk Southern Corp.	101,000	3,598,366	4,096,560
TOTAL TRANSPORTATION		3,598,366	4,096,560
TOTAL COMMON STOCKS		160,572,094	169,524,750

SHORT-TERM INVESTMENTS – 1.64%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares	2,556,640	2,556,640	2,556,640
TOTAL SHORT-TERM
INVESTMENTS		2,556,640	2,556,640

TOTAL
INVESTMENTS	110.58%	$163,128,734	$172,081,390
Liabilities in Excess
of Other Assets	(10.58%)		(16,474,927)
NET ASSETS	100.00%		$155,606,463

*Denotes non-income producing security.

† A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005 (Unaudited)

ASSETS
Investments at market value	$172,081,390
(identified cost $163,128,734)
Receivables for investment securities sold	2,978,139
Dividends receivable	111,557
Interest receivable	1,424
Other assets	10,392
TOTAL ASSETS	175,182,902

LIABILITIES
Loan payable to bank (Note 4)	14,000,000
Interest due on loan payable to bank	54,612
Payable for investment securities purchased	5,375,261
Advisory fee payable	75,700
Administration fee payable	9,249
Accrued Compliance Officer fees	4,167
Accrued expenses and other liabilities	57,450
TOTAL LIABILITIES	19,576,439
NET ASSETS	$155,606,463

COMPOSITION OF NET ASSETS
Capital stock, at par	$275,287
Paid-in-capital	150,096,789
Undistributed net investment income	76,434
Accumulated net realized gain	3,643,668
Net unrealized appreciation on investments	8,952,656
Undesignated distributions	(7,438,371)
$155,606,463

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	27,528,691

Net asset value per share	$5.65

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2005 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $26,791)	$1,711,098
Interest	7,324
TOTAL INCOME		$1,718,422

EXPENSES
Investment advisory fee
(Note 3)	689,385
Administrative services fee
(Note 3)	74,765
Interest on outstanding
loan payable	381,006
Legal fees	94,109
Stockholder reporting	77,038
Transfer agent fees	53,478
Directors’ fees and expenses	51,241
NYSE listing fees	19,895
Audit and tax preparation fees	15,825
Chief Compliance Officer fees	13,500
Insurance and fidelity bond	11,215
Custodian fees	7,180
Other	5,239
TOTAL EXPENSES		1,493,876
NET INVESTMENT INCOME		224,546
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		3,374,398
Change in net unrealized appreciation/
depreciation of investments		1,016,278
NET GAIN ON INVESTMENTS		4,390,676
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$4,615,222

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Nine	For the
	Months Ended	Year Ended
	September 30,	December 31,
	2005(1)	2004

Increase/(decrease) in net assets
from operations:
Net investment income	$224,546	$851,907
Net realized gain from
securities transactions	3,374,398	30,652,528
Change in net unrealized
appreciation or depreciation
of investments	1,016,278	(11,703,635)
	4,615,222	19,800,800

Decrease in net assets
from distributions to
stockholders from:
Net investment income	(230,019)	(770,000)
Return of capital	0	(14,410,727)
Undesignated (Note 1)	(7,438,371)	0
	(7,668,390)	(15,180,727)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (285,052 and
373,845 shares issued,
respectively)	1,756,394	2,226,141
	1,756,394	2,226,141
NET INCREASE/(DECREASE)
IN NET ASSETS	(1,296,774)	6,846,214

NET ASSETS
Beginning of period	156,903,237	150,057,023
End of period (including
undistributed net
investment income of
$76,434 and $81,907,
respectively)	$155,606,463	$156,903,237

(1)Unaudited

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS

For the Nine Months Ended September 30, 2005 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$4,615,222
Adjustments to reconcile net increase in net
assets from operations to net cash used
in operating activities:
Purchase of investment securities	(38,910,133)
Proceeds from disposition of
investment securities	42,349,153
Net purchase of short-term investment securities	(2,375,486)
Net realized gain from securities investments	(3,374,398)
Net change in unrealized appreciation
on investments	(1,016,278)
Increase in payable for investment
securities purchased	5,375,261
Increase in receivables for investment
securities sold	(2,978,139)
Decrease in dividends and interest receivable	146,040
Decrease in other assets	1,496
Increase in accrued expenses and payables	15,804
Net cash provided by operating activities	3,848,542

Cash Flows from Financing Activities
Proceeds from bank borrowing	8,150,000
Repayment of bank borrowing	(2,000,000)
Cash distributions paid	(9,998,542)
Net cash used in financing activities	(3,848,542)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $1,756,394.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

For the Nine
Months Ended
Per Share Data	September 30,
(for a share outstanding throughout each period)	2005(1)
Net asset value – beginning of period	$5.76
Investment operations
Net investment income	0.01
Net gain (loss) on investments	0.16
Total from investment operations	0.17
Distributions
From net investment income	(0.01)
From net realized gains on investments	—
Return of capital	—
Undesignated	(0.27)
Total distributions	(0.28)
Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.65
Per share market value, end of period	$6.66

Total investment return(2) based on:
Market Value	4.4%
Net Asset Value	2.7%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(5)	1.29%*
Ratio of net investment income to average net assets	0.19%*
Ratio of total distributions to average net assets	4.97%(4)
Portfolio turnover rate(3)	23.36%
Net assets – end of period (in thousands)	$155,606

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data	For the year ended December 31,
(for a share outstanding throughout each period)	2004	2003	2002	2001	2000
Net asset value – beginning of period	$5.58	$4.85	$6.94	$8.17	$9.09
Investment operations
Net investment income	0.03	0.01	0.04	0.04	0.05
Net gain (loss) on investments	0.71	1.23	(1.40)	(0.29)	(0.08)
Total from investment operations	0.74	1.24	(1.36)	(0.25)	(0.03)
Distributions
From net investment income	(0.03)	(0.01)	(0.04)	(0.04)	(0.05)
From net realized gains on investments	(0.53)	—	—	(0.36)	(0.84)
Return of capital	—	(0.50)	(0.52)	(0.34)	—
Undesignated	—	—	—	—	—
Total distributions	(0.56)	(0.51)	(0.56)	(0.74)	(0.89)
Capital Share Transactions
Dilutive effects of rights offerings	—	—	(0.16)	(0.23)	—
Offering costs charged to paid in capital	—	—	(0.01)	(0.01)	—
Total capital share transactions	—	—	(0.17)	(0.24)	—
Net asset value, end of period	$5.76	$5.58	$4.85	$6.94	$8.17
Per share market value, end of period	$6.68	$6.14	$4.59	$7.56	$7.55

Total investment return(2) based on:
Market Value	19.2%	46.9%	(32.2%)	14.1%	(3.2%)
Net Asset Value	13.1%	26.4%	(20.6%)	(3.0%)	0.2%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(5)	1.12%	1.13%	0.93%	0.91%	0.88%
Ratio of net investment income to average net assets	0.57%	0.27%	0.64%	0.56%	0.63%
Ratio of total distributions to average net assets	10.16%	10.07%	10.15%	10.21%	10.46%
Portfolio turnover rate(3)	115.39%	52.58%	65.86%	73.30%	127.55%
Net assets – end of period (in thousands)	$156,903	$150,057	$128,713	$145,517	$140,863

See accompanying notes to financial statements.

*Annualized.

(1) Unaudited.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the nine months ended September 30, 2005 were $38,910,133 and $42,349,153, respectively.

(4) Due to the timing of quarterly ex-distribution dates, only two quarterly distributions are recorded during the nine months ended September 30, 2005. Please see Note 5 concerning details for the October 2005 distribution.

(5) The ratio of total expenses to average net assets excluding interest expense was 0.96% for the nine months ended September 30, 2005 and 0.99% for the year ended December 31, 2004. For all prior periods presented the interest expense, if any, was less than 0.01%.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2005 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

     During the year ended December 31, 2004, the Fund used capital loss carryforwards of $15,530,078.

The tax character of the distributions paid was as follows:

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2005	2004

Distributions paid from:
Ordinary income	$230,019	$770,000
Long-term capital gain	—	14,410,727
Undesignated	7,438,371	—
Total	$7,668,390	$15,180,727

The tax character of the distribution paid as “undesignated” will be determined at the fiscal year ending December 31, 2005.

As of September 30, 2005 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$76,434
Accumulated net realized gain	3,643,668
Net unrealized appreciation	8,715,135
Total	$12,435,237

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     DenverIA generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

     Management has determined that it is likely that a significant portion of the Fund’s distributions in 2005 will be a non-taxable return of capital, although the exact amount cannot be determined until year end.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of September 30, 2005:
Gross appreciation (excess of value over tax cost)	$9,425,529
Gross depreciation (excess of tax cost over value)	(710,394)
Net unrealized appreciation	$8,715,135
Cost of investments for income tax purposes	$163,366,255

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Mutual Funds Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000. The administrative service fee is paid monthly.

     Effective October 1, 2004, the Directors appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     On November 12, 2003 an agreement with Custodial Trust Company, an affiliate of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets monthly at 30-day LIBOR plus 1.00%. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund’s portfolio securities as collateral. The initial value of the portfolio securities pledged must equal twice the amount of the loan outstanding.

Details of the loan outstanding are as follows:

		Average for
		Nine Months
	As of	Ended
	September 30,	September 30,
	2005	2005

Loan outstanding	$14,000,000	$12,236,522
Interest rate	4.83%*	4.04%
% of Fund’s total assets	7.99%	6.98%
Amount of debt per share
outstanding	$0.51	$0.45
Number of shares outstanding
(in thousands)	27,529	27,416**

**Annualized
**Weighted average

5. SUBSEQUENT EVENTS

     The Fund declared a distribution of $0.14 per share on October 3, 2005. The distribution was payable on October 28, 2005. Of the total distribution, approximately $0.0028 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Gary P. McDaniel, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Joan Ohlbaum Swirsky, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

Stockholder Relations
Margaret R. Jurado
(800) 624-4190             (303) 312-5100
e-mail: blu@denveria.com

Custodian
Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
Mellon Investor Services, LLC
480 Washington Boulevard
Jersey City, NJ 07310
(800) 288-9541
www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com